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                         UBS PACE SELECT ADVISORS TRUST

                 UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
           UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                                SUPPLEMENT TO THE

         PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS C AND CLASS Y
          ("MULTI-CLASS PROSPECTUS") AND CLASS P ("CLASS P PROSPECTUS")
                DATED NOVEMBER 5, 2001, AS REVISED APRIL 8, 2002


                                                                   July 29, 2002

Dear UBS PACE Investor:

         The purpose of this supplement is to notify you of changes in investment advisors for UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS AND UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS.

         A significant part of the services you receive within the UBS PACE Program is the ongoing review and due diligence by UBS Global Asset Management
(US) Inc. ("UBS Global AM") of the UBS PACE investment advisors. As part of this process, the board of trustees of the UBS PACE Trust has engaged new investment advisors to sub-advise all or a portion of the above listed funds' assets. The funds, their new investment advisors and the dates on which each will assume their management responsibilities are listed in the table below.

UBS PACE FUND                            INVESTMENT ADVISOR(S)
---------------------------------------- -------------------------------------
UBS PACE Intermediate Fixed Income       Black Rock Financial Management, Inc.
Investments                              (July 29, 2002)

UBS PACE International Emerging Markets  Baring International Investment
Equity Investments                       Limited (August 2, 2002)
                                         Gartmore Global Partners  (August 2,
                                         2002)

         The new investment advisors and related changes in the above funds' investment strategies are described in greater detail below. The new investment advisors expect to realign the funds' portfolios to reflect their proprietary investment strategies over the next several weeks. As a result, during this period, these funds may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, a fund may realize capital gains when portfolio positions are sold by a new investment advisor. These realized capital gains may increase a fund's taxable distributions for the current year.

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AS A RESULT OF THESE CHANGES, THE PROSPECTUSES DATED NOVEMBER 5, 2001, AS
REVISED APRIL 8, 2002 ARE REVISED AS FOLLOWS:

FOR UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 7 OF THE MULTI-CLASS PROSPECTUS AND
P. 10 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE FOURTH PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

         UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected BlackRock Financial Management, Inc. ("BlackRock") to serve as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomic trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

FOR UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 37 OF THE MULTI-CLASS PROSPECTUS AND P. 38 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE THIRD PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

         UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

         In managing its segment of the fund's assets, Baring seeks to identify favorable earnings and valuation characteristics through fundamental research. Baring seeks companies and markets that it believes have attractive growth prospects that are not fully reflected in their prices. Baring's equity criteria embraces a fundamental research to uncover these types of investment opportunities and to manage risk in order to align its investment conviction with the fund's investment objectives. Baring generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

         In managing its segment of the fund's assets, GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy which allows GGP to identify those companies that GGP believes will deliver positive earnings growth which will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down

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         and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and portfolio. GGP generally sells a security that it believes no longer has the potential for above consensus earnings growth.

THE SECTION AT P. 50 OF THE MULTI-CLASS PROSPECTUS AND P. 46 OF THE CLASS P PROSPECTUS CAPTIONED "INVESTMENT ADVISORS AND PORTFOLIO MANAGERS" IS REVISED BY REPLACING THE TEXT CONCERNING UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS AND UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS IN ITS ENTIRETY WITH THE FOLLOWING:

         UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS.

         BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is located at 40 East 52nd Street, New York, NY 10022. BlackRock was formed in 1988 and, as of June 30, 2002, had $250 billion in assets under management.

         BlackRock uses a team approach in the management of the fund's portfolio. The team implements investment themes within the constraints of the fund. Execution of specific transactions is based upon individual sector expertise, and BlackRock's proprietary analytics which is an important tool in identifying relative value. The team is led by Scott Amero, Managing Director of BlackRock since 1990.

         UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS.

         Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Investments. Baring is located at High Street Tower, 125 High Street, Suite 2700, Boston, MA 02110-2723. The Baring group was founded in 1762 and operates today as part of the ING Group, one of the largest financial institutions in Europe and one of the world's largest providers of integrated financial services. As of June 30, 2002, Baring had approximately $34 billion in assets under management.

         Baring uses a team approach in the management of the fund's portfolio. The team consists of investment professionals with geographic or regional experience, as well as quantitative research specialists who serve as a central resource to analyze investment issues from a purely quantitative perspective.

         GGP is located at 1200 River Road, Conschocken, PA 19428. GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional marketplace. Gartmore Group, the brand name of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring nine affiliated investment advisors including GGP. Collectively these affiliates have over $76 billion in net assets under management as of June 30, 2002. Gartmore Group encompasses 176 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, UK, Sweden, Italy, Spain, Germany and Japan.

         GGP uses a team approach in portfolio construction. As such, all Pacific & Emerging Markets investment managers are involved in investment decisions. Chris Palmer is primarily responsible for the day-to-day management of the fund.

         Mr. Palmer's background includes investment experience in Asia and Latin America as an investment advisor to a private family investment group. Prior to this, he was with Bear Stearns & Co Inc., where he was a senior counterparty credit risk officer with extensive responsibilities for hedge fund counterparty risk.



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